FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     This First Amendment, made and entered into effective the 21st day of December, 1993, by and between Oxboro Medical International, Inc., a Minnesota corporation (the "Company"), and LARRY A. RASMUSSON (the "Executive").

                               W I T E S S E T H:

     WHEREAS, the Executive and the Company entered into an Employment Agreement effective April 1, 1993 (the "Employment Agreement"); and

     WHEREAS, references are made throughout the Employment Agreement to a "Deferred Compensation Agreement" by and between the Executive and the Company effective as of April 1, 1993 (the "Deferred Compensation Agreement"); and

     WHEREAS, the Deferred Compensation Agreement was never executed by the Executive and the Company and is of no force or effect; and

     WHEREAS, the Executive and the Company now desire to amend the Employment Agreement by deleting all references to the Deferred Compensation Agreement;

     WHEREAS, the parties also desire to identify and list the "Products" that are referenced at Section V(f)(i) of the Employment Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter contained, the parties hereto agree as follows:

         1. All references to the Deferred Compensation Agreement (as identified at Section V(b)(ii)(B) of the Employment Agreement) are hereby deleted from the Employment Agreement, effective as of April 1, 1993, and all references in the Employment Agreement to the Deferred Compensation Agreement shall be null and void and of no force or effect.

         2. The products listed on the attached Exhibit A, which is hereby incorporated by reference herein and made a part hereof, constitute all of the items included under the term "PRODUCTS" as set forth in Section V(f)(i) of the Employment Agreement. Exhibit A contains no items that constitute "Additional Products" as defined in Section V(f)(ii) of the Employment Agreement.

         3. Except as hereby amended, the Employment Agreement between the parties remains in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this First Amendment to the Employment Agreement on the day and year first above written.

                                              OXBORO MEDICAL INTERNATIONAL, INC.


                                                     By: /s/ Dennis L. Mikkelson
                                                         Director

                                                     By: /s/ John R. Walter
                                                        Director

                                                     EXECUTIVE

                                                         /s/ Larry A. Rasmusson
                                                        Larry A. Rasmusson


                                                                       EXHIBIT A

                               FIRST AMENDMENT TO
                    EXCLUSIVE LICENSE AND ROYALTY AGREEMENT

1.   Dockpole Rod Holder

2.   Lure Hang (Deluxe)

3.   Tray Liner

4.   Net Holder

5.   Accessory Pad (single)

6.   Utility Straps

7.   Hook Sheath

8.   Action Sheath

9.   Rattlin Rig

10.  Lure Hang (Supreme)

11.  Accessory Pad (double)

12.  Weedless Rig

13.  Colored Hooks

14.  Action Hooks

15.  Tackle Box Towel

16.  Cork Screw Swivel

17.  Scent Sleeve

18.  Rod Tip Protector

19.  Tackle Knife

20.  Hook Protectors

21.  Rattlin Rig (Deluxe)

22.  Sun Shield

23.  Catch and Release Swivel

24.  Catch and Release Swivel No. II (no add-on)

25.  Bait Container Holder

26.  Mini Rod Holders (no add-on)

27.  Stor All

28.  Shore Track (Jet Ski Lift)

29.  Leech Hook

30.  Walk Way

31.  Snowmobile Sled Mover

32.  Dock Steps

33.  Snell Stor

34.  Tray Liner (Deluxe) (no add-on)

35.  Hawg Pad

36.  Hook Holder (Rod Strap)

37.  Worm Blower

38.  Hook/Swivel

39.  Duck Decoy Raft

40.  Accessory Holder (add-on -- like shot shell holder)

41.  Marker Buoy Holder

42.  Dock Bumper Bracket